Exhibit 99.2

Gregg Appliances Amends Tender Offer and Consent Solicitation

for Its 9% Senior Notes due 2013

Indianapolis (July 20, 2007) — hhgregg, Inc. (“hhgregg”) today announced that, in connection with the previously announced tender offer of Gregg Appliances, Inc. (“Gregg Appliances”), its wholly owned subsidiary (the “Tender Offer”), and consent solicitation (the “Consent Solicitation”) for all of Gregg Appliances’ $111,205,000 aggregate amount of 9% Senior Notes due 2013 (the “9% Senior Notes”), Gregg Appliances has amended the IPO Condition (as defined in the Statement described below) to Gregg Appliances’ obligation to accept, and pay for, the 9% Senior Notes validly tendered (and not validly withdrawn) pursuant to the Tender Offer.

As described in the Offer to Purchase and Consent Solicitation Statement dated June 26, 2007 (the “Statement”), Gregg Appliances’ obligation to accept, and pay for, the 9% Senior Notes validly tendered (and not validly withdrawn) pursuant to the Tender Offer is conditioned, among other conditions, on the consummation of the initial public offering of hhgregg, resulting in gross proceeds to hhgregg of at least $50,000,000 (the “IPO Condition”). Gregg Appliances’ may, in its sole discretion waive or amend any of the conditions to the Tender Offer or Consent Solicitation. Gregg Appliances’ has amended the IPO Condition to provide that the consummation of the IPO, resulting in gross proceeds to hhgregg of at least $48,750,000, is a condition to Gregg Appliances’ obligation to accept the 9% Senior Notes for purchase and pay the Tender Offer Consideration and Consent Payment, as applicable (each as defined in the Statement).

The Tender Offer is scheduled to expire at midnight, New York City time, on July 24, 2007, unless terminated or extended.

All other terms and conditions of the Tender Offer and the Consent Solicitation, will remain as described in the Statement.

This announcement amends and supplements the Statement solely as described in this press release. The terms of the Tender Offer and the Consent Solicitation are more fully described in the Statement and related Letter of Transmittal and Consent.

Gregg Appliances expressly reserves the right, in its sole discretion, subject to applicable law to: (a) terminate prior to the expiration date any Tender Offer and Consent Solicitation and not accept for payment any 9% Senior Notes not theretofore accepted for payment; (b) waive on or prior to the expiration date any and all of the conditions of the Tender Offer and the Consent Solicitation; (c) extend the expiration date; and (d) amend the terms of the tender offer or consent solicitation. The foregoing rights are in addition to its right to delay acceptance for payment of the 9% Senior Notes tendered under the tender offer or the payment for the 9% Senior Notes accepted for payment in order to comply in whole or in part with any applicable law, subject to Rule 14e-l(c) under the Securities Exchange Act of 1934, as amended, to the extent applicable, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the holders thereof promptly after the termination or withdrawal of the tender offer.

Wachovia Securities is acting as exclusive dealer manager and solicitation agent for the Tender Offer and the Consent Solicitation. The information agent and tender agent for the tender offer is Global Bondholder Services Corporation. Questions regarding the Tender Offer and Consent Solicitation may be directed to Wachovia Securities’ Liability Management Group, telephone number 866-309-6316 (toll free) and 704-715-8341 (call collect). Requests for copies of the Offer to Purchase and Consent Solicitation Statement and related documents may be directed to Global Bondholder Services Corporation, telephone number (866) 470-4500 (toll free) and (212) 430-3774 (call collect).

This announcement is not an offer to purchase, a solicitation of an offer to sell, or a solicitation of consents with respect to the 9% Senior Notes nor is this announcement an offer to sell or solicitation of an offer to purchase new securities. The Tender Offer and Consent Solicitation are made solely by means of the Offer to Purchase and Consent Solicitation Statement and the related Consent and Letter of Transmittal.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About hhgregg

hhgregg (NYSE: HGG) is a leading specialty retailer of premium video products, brand name appliances, audio products and accessories. hhgregg currently operates 79 stores in Alabama, Georgia, Indiana, Kentucky, North Carolina, Ohio, South Carolina and Tennessee.

Safe Harbor Statement

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the expectations, beliefs, plans, objectives, assumptions or future events or performance of hhgregg, Inc. are forward-looking statements.

hhgregg has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While hhgregg believes these expectations, assumptions, estimates and projections are reasonable, these forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause hhgregg’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Some of the key factors that could cause actual results to differ from hhgregg’s expectations are: competition in existing, adjacent and new metropolitan markets; changes in consumer preferences; its ability to effectively manage and monitor its operations, costs and service quality; its reliance on a small number of suppliers; rapid inflation or deflation in core product prices; the failure of manufacturers to introduce new products and technologies; customer acceptance of new technology; its dependence on our key management personnel and its ability to attract and retain qualified sale’s personnel; its ability to negotiate with its suppliers to provide product on a timely basis at competitive prices; the identification and acquisition of suitable sites for its stores and the negotiation of acceptable leases for those sites; the effect of general and regional economic and employment conditions on its net sales; fluctuation in seasonal demand; its ability to maintain its rate of growth and penetrate new geographic areas; its ability to locate suitable new store sites; its ability to obtain additional financing and maintain its credit facilities; its ability to maintain and upgrade its information technology systems; the effect of a disruption at our central distribution centers; changes in cost for print, radio and television advertising; and changes in trade regulations, currency fluctuations and prevailing interest rates.

Other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described in the “Risk Factors” section and elsewhere in hhgregg’s Registration Statement of Form S – 1. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. hhgregg does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any of these statements to reflect future events or developments.

Contact:

Andy Giesler

Director of Investor Relations

hhgregg, Inc.

317-848-8710